Exhibit 10.3

THIS NOTE HAS BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”). THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Secured Subordinated Promissory Note

$250,000.00	April 23, 2010

P&F Industries, Inc.,  a Delaware corporation, Florida Pneumatic Manufacturing Corporation, a Florida corporation, Embassy Industries, Inc., a New York corporation, Green Manufacturing, Inc., a Delaware corporation, Countrywide Hardware, Inc., a Delaware corporation, Nationwide Industries, Inc., a Florida corporation, Woodmark International, L.P., a Delaware limited partnership, Pacific Stair Products, Inc., a Delaware corporation, WILP Holdings, Inc., a Delaware corporation, Continental Tool Group, Inc.,  a Delaware corporation and Hy-Tech Machine, Inc., a Delaware corporation (each hereinafter referred to individually as a “Maker” and collectively as the “Makers”), jointly and severally, hereby promise to pay to Richard A. Horowitz, his heirs, administrators, successors or assigns (the “Payee”), the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts, together with accrued interest, compounded annually (calculated on the basis of the actual number of days elapsed over a year of 365 days), from the date hereof on the unpaid balance of such principal amount, at the rate of eight percent (8%) per annum.  All principal, interest, penalties, premiums and/or other charges, if any, under  this Note (collectively “Obligations”) shall be due and payable on January 2, 2011 unless accelerated pursuant to the terms of this Note.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS NOTE, THE PAYMENT AND PRIORITY OF ALL CLAIMS OF PAYEE UNDER THIS NOTE ARE SUBORDINATE IN RIGHT, TIME, AND PRIORITY TO THE CLAIMS OF CITIBANK, N.A. AND HSBC BANK USA, NATIONAL ASSOCIATION (THE “LENDERS”), AND ALL SUCH AMOUNTS PAYABLE TO PAYEE SHALL NOT BE PAID OR PAYABLE, EXCEPT AS SET FORTH IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED APRIL 23, 2010 BETWEEN THE LENDERS, THE PAYEE AND MARC SCHORR (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”).  THE SUBORDINATION AGREEMENT IS INCORPORATED BY REFERENCE AS IF SET FORTH IN FULL.  TO THE EXTENT THE SUBORDINATION AGREEMENT REQUIRES, THE MAKERS SHALL PAY THE LENDERS ANY SUMS THIS DOCUMENT OTHERWISE REQUIRES THE MAKER TO PAY PAYEE.

This Note is secured by the “Collateral” identified in certain Security Agreements by each Maker in favor of Payee and the other secured party named therein of even date herewith (the “Security Agreements”).  The principal of and accrued interest on this Note shall be payable by wire transfer of immediately available funds to the account of the Payee of this Note at such banking institution as such Payee designates or, if requested by such Payee, by certified or official bank check payable to the Payee of this Note at the address of such Payee as may be designated in writing by the Payee to the Makers.

Any of the following events shall constitute an “Event of Default” under this Note:

1.                                       failure by the Makers or any of them to pay all or any amount due under the Note within ten (10) days of when same is due and payable, except to the extent such payment is not permitted under the Subordination Agreement;

2.                                       the material breach of any of the representations, warranties or covenants of the Makers contained in this Note or the Security Agreements unless such breach was caused in whole or in part by the acts or omissions of Richard Horowitz in his capacity as officer, director and/or other fiduciary of any Maker;

3.                                       a default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any indebtedness of any Maker having an outstanding principal amount, individually or in the aggregate, of one hundred thousand dollars ($100,000.00) or more or an event of default shall occur under any instrument evidencing or securing any such indebtedness which gives the holder(s) of such indebtedness or any person acting on behalf of such holder(s) thereof the right to accelerate the maturity of such indebtedness; provided, that in any such case the Payee gives the Makers ten (10) days written notice of such default;

4.                                       filing by any Maker of a petition seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, or consenting in writing to the filing of any such petition against it;

5.                                       making by any Maker of a general assignment for the benefit of its creditors, or admitting in writing its inability to pay, or in fact failure to pay, its debts generally as they become due, or consenting in writing to the appointment of a receiver, conservator, custodian, liquidator or trustee of the Maker, or of all or any part of the assets of such Maker; or

6.                                       appointment of a receiver, conservator, custodian, liquidator or trustee of the Maker or of all or any of its assets by court order, if such order remains in effect for more than sixty (60) days; or entering of an order for relief with respect to such Maker under the U.S. Bankruptcy Code; or filing of a petition against such Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, if not dismissed within sixty (60) days.

Upon the occurrence and continuation of an Event of Default hereunder, all of the unpaid principal amount of this Note and any accrued interest thereon shall automatically become due and payable, and the Makers hereby waive diligence, presentment, demand, protest and notice of every kind whatsoever.  The failure of the Payee to exercise any of its rights hereunder in any particular instance shall not constitute a waiver of the same or of any other right in that or any subsequent instance with respect to the Payee or any subsequent holder.

Upon the occurrence and continuation of an Event of Default hereunder, then at the option of Payee upon notice to the Makers, all accrued and unpaid interest, hereunder, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate equal to the lesser of (i) the rate that is two percentage points (2.0%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note placed in the hands of attorneys for collection, the Makers agree to pay, in addition to principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees, incurred by the Payee of this Note in collecting or enforcing this Note.   The Makers further agree to pay the reasonable attorneys fees of the Payee’s counsel in connection with the preparation and negotiation of this Note and the Security Agreements.

No extension of the time for payment of the indebtedness evidenced hereby, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of the Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless the Payee otherwise agrees in writing.  No delay by the Payee in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise, and no waiver or modification of the terms hereof shall be valid unless set forth in writing by the Payee of this Note and then only to the extent set forth therein.

The joint and several Obligations of each of the Makers under this Note shall be absolute and unconditional and shall remain in full force and effect until the Obligations shall have been paid and, until such payment has been made, shall not be discharged, affected, modified or impaired on the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any of the Makers:

a.                                       the waiver, compromise, settlement release, termination or amendment (including, without limitation, any extension or postponement of the time for payment or performance or renewal or refinancing) of any or all of the obligations or agreements of any of the Makers under this Note or any other loan document;

b.                                      the failure to give notice to any or all of the Makers of the occurrence of a default under the terms and provisions of this Note or any other loan document;

c.                                       the release, substitution or exchange by the holder of this Note of any Collateral (whether with or without consideration) or the acceptance by the

Payee of this Note of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any non-perfection or other impairment of any collateral; provided, that nothing herein shall be construed as preventing such release, substitution or exchange with the consent of the holder of this Note and any such release, substitution or exchange shall not be deemed an Event of Default hereunder;

d.                                      the release of any person primarily or secondarily liable for all or any part of the obligations, whether by the Payee or any other holder of this Note or in connection with any voluntary or involuntary liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or similar event or proceeding affecting any or all of the Makers or any other person or entity who, or any of whose property, shall at the time in question be obligated in respect of the obligations or any part thereof; or

e.                                       to the extent permitted by law, any other event, occurrence, action or circumstance that would, in the absence of this clause, result in the release or discharge of any or all of the undersigned from the performance or observance of any obligation, covenant or agreement contained in this Note.

The Makers expressly agree that the Payee shall not be required first to institute any suit or exhaust its remedies against any of the undersigned or any other person or party to become liable hereunder or against any collateral, in order to enforce this Note; and expressly agree that, notwithstanding the occurrence of any of the foregoing, the Makers shall be and remain, directly and primarily liable for all sums due under this Note and under the loan documents.  On disposition by the Payee of any property encumbered by any collateral, the undersigned shall be and shall remain jointly and severally liable for any deficiency.

The provisions hereof shall be binding upon and inure to the benefit of the Payee of this Note and its successors, assigns, heirs/or personal representatives.  This Note may be assigned, in whole or in part, by the Payee or any subsequent Payee hereof without the consent of the Makers.

THE MAKERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE.

The Makers, from time to time after the date hereof, at the Payee’s request, will execute, acknowledge and deliver to the Payee such other instruments and will take such other actions and execute and deliver such other documents, certifications and further assurances as the Payee may reasonably request in order to carry out the intent and purposes of this Note.

All notices, demands and other communications provided for or permitted hereunder shall be made in writing as set forth in the Security Agreements.

This Note is made and delivered in, and shall be governed by and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of laws rules thereof.

IN WITNESS WHEREOF, the Makers has caused this Note to be duly executed and delivered by its duly authorized officer as of the date first above written.

P&F INDUSTRIES, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

FLORIDA PNEUMATIC MANUFACTURING CORPORATION

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

EMBASSY INDUSTRIES, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

GREEN MANUFACTURING, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

COUNTRYWIDE HARDWARE, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

NATIONWIDE INDUSTRIES, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

WOODMARK INTERNATIONAL, L.P.

By:		COUNTRYWIDE HARDWARE, INC., its
General Partner

	By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

PACIFIC STAIR PRODUCTS, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

WILP HOLDINGS, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

CONTINENTAL TOOL GROUP, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino
Title: Vice President

HY-TECH MACHINE, INC.

By:	/s/ Joseph A. Molino
Name: Joseph A. Molino

Title:   Vice President